LOAN AGREEMENT


BANK:          BANK ONE, ARIZONA, NA, a national banking association

                       Mailing Address of Bank:

                          Real Estate Finance Division
                          Post Office Box 29542
                          Phoenix, Arizona 85038
                          Attention: Dept. A-383

BORROWER:      HOMEPLEX MORTGAGE INVESTMENTS CORPORATION, a Maryland corporation

                       Mailing Address of Borrower:

                          5333 North 7th Street
                          Suite 219
                          Phoenix, Arizona 85014-2803

DATE:          May 5, 1995


                                   Background
                                   ----------

         A. Borrower has applied to Bank for a revolving line of credit of $5,000,000.00 to finance the making of Mortgage Loans (as hereinafter defined) originated by Borrower. Bank is willing to make Advances as described herein, upon and subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         I.       DEFINITIONS.

                  1.1 Defined Terms. Capitalized terms defined below or elsewhere in this Agreement (including the Exhibits hereto) shall have the following meanings (defined terms may be used in the singular or the plural, as the context requires):

                  "A&D Loan" means an Eligible Mortgage Loan which provides for the advancing of funds by Borrower for purposes of reimbursing the obligor thereunder the cost of acquiring real property and the cost of constructing and developing offsite or other improvements thereon.

                  "Acquisition Advances" means the portion of the Maximum Allowed Advances with respect to an A&D Loan that relate to the cost of acquiring real property, as designated on the Term Sheet for such A&D Loan.

                  "Acquisition Loan" means an Eligible Mortgage Loan which provides for the advancing of funds by Borrower for purposes of reimbursing the obligor thereunder the cost of acquiring real property.

                  "Advance" means a disbursement by Bank under the Commitment, including readvances of funds previously advanced to Borrower and repaid to Bank.

                  "Advance Rate" has the meaning set forth in Section 2.1(c).

                  "Advance Request" means a request for Advance in such form as Bank may require from time to time.

                  "Agreement" means this Loan Agreement, either as originally executed or as it may from time to time be supplemented, modified or amended.

                   "Bank"   means Bank  One,  Arizona,  NA,  a national  banking
         association.

                  "Borrower" means Homeplex Mortgage Investments Corporation, a Maryland corporation.

                  "Business Day" means any day excluding Saturday, Sunday and any day on which national banks are authorized or required to be closed.

                  "Collateral" means all of the Mortgages, Mortgage Loans, and other collateral pledged by Borrower to Bank from time to time as security for the repayment of the Note.

                  "Collateral Documents" means the documents and instruments required to be delivered by Borrower pursuant to Section 2.2(a)(v).

                  "Commitment" has the meaning set forth in Section 2.1(a).

                  "Commitment   Fee"  has  the  meaning  set  forth  in  Section
         2.4(e)(i).

                  "Default Rate" has the meaning set forth in Section 2.4(d).

                  "Development Advances" means the portion of the Maximum Allowed Advances with respect to an A&D Loan that relate to the cost of constructing and developing offsite or other improvements on the real property, as designated on the Term Sheet for such A&D Loan.

                  "Effective Date" means the date upon which (i) this Agreement has been duly executed and delivered by Borrower and (ii) all conditions precedent to the effectiveness hereof pursuant to Article IV have been satisfied.

                  "Eligible Mortgage Loan" means a Mortgage Loan which (i) is secured by a Mortgage constituting a first lien on commercial or residential real property located in Arizona, (ii) is either an Acquisition Loan or an A&D Loan, (iii) is not a revolving loan, (iv) has been approved by Bank in its sole and absolute discretion, and (v) otherwise complies with the terms and conditions of this Agreement.

                  "Event of Default" means any of the conditions or events set forth in Section 7.1 hereof.

                  "Funding Date" means with respect to each Advance against a specific Eligible Mortgage Loan, the date of the making of such Advance.

                  "GAAP"  means   generally   accepted   accounting   principles
         consistently applied.

                  "Improvements" has the meaning set forth in Section 2.2(a)(vi)(20).

                  "Indemnified Liabilities" has the meaning set forth in Article IX.

                  "Late Fee" has the meaning set forth in Section 2.4(c).

                  "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

                  "Loan" means the loans and Advances from time to time made by Bank to Borrower pursuant to this Agreement.

                  "Loan Documents" shall mean this Agreement, the Note, the Security Agreements, and all other documents and instruments executed and delivered in connection with the Loan.

                  "Maturity Date" means April 30, 1996.

                  "Maximum Allowed Advances" means the total Advances approved by Bank with respect to each Eligible Mortgage Loan, as set forth on the Term Sheet for such Eligible Mortgage Loan. The Maximum Allowed Advances with respect to each Eligible Mortgage Loan that is an A&D Loan will be separately allocated on the Term Sheet as Acquisition Advances and Development Advances.

                  "Mortgage" means a mortgage or deed of trust on improved real property.

                  "Mortgage Loan" means any loan evidenced by a Mortgage Note and secured by a Mortgage.

                  "Mortgage Note" means a note secured by a Mortgage.

                  "Note" has the meaning set forth in Section 2.3.

                  "Notices" has the meaning set forth in Article VIII.

                  "Obligations" has the meaning set forth in Section 3.1.

                  "Officer's Certificate" means a certificate executed on behalf of Borrower by the chief financial officer or such other officer of Borrower approved by Bank.

                  "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                  "Pledged Mortgages" means all promissory notes and mortgages or deeds of trust or security deeds and other documents and instruments evidencing or securing the Eligible Mortgage Loans with respect to which Bank has made an Advance hereunder.

                  "Prime Rate" means the rate of interest established and publicly announced from time to time by Bank One, Arizona, NA or its successors, as its "Prime Rate" or "Reference Rate", whether or not such rate actually is the lowest rate available to commercial borrowers or other customers of such bank.

                  "Security Agreements" means the Security Agreements executed and delivered by Borrower to Bank pursuant to Section 2.2(a)(v)(5), as amended, modified, supplemented, renewed and restated from time to time.

                  "Term Sheet" means a term sheet in the form attached as Exhibit A.

                  "Unmatured Event of Default" means the occurrence of any event or existence of any condition which, but for the giving of notice, the lapse of time, or both, would constitute an Event of Default.

         II.      THE CREDIT.

                  2.1 The Commitment.

                           (a)  Agreement  of Bank.  Subject  to the  terms  and
conditions of this Agreement, Bank agrees, from time to time from and after the Effective Date, to make Advances to Borrower, so long as the total aggregate principal amount outstanding at any one time of all Advances plus the total aggregate principal amount committed but undisbursed under this Agreement shall not exceed $5,000,000.00 (the "Commitment"). Within the Commitment, Borrower may borrow, repay and reborrow.

                           (b) Use of Advances;  Request for Advances.  Advances
shall be made to Borrower solely for the purpose of reimbursing Borrower for the origination by Borrower of Eligible Mortgage Loans and can be used by Borrower for any corporate purpose. Advances shall be made at the request of Borrower, in the manner hereinafter provided in Section 2.2 hereof, against the pledge of such Eligible Mortgage Loans as Collateral therefor.

                           (c)  Determination of Maximum Allowed  Advances.  The
Maximum Allowed Advances for each Eligible Mortgage Loan will be determined in accordance with the Advance Rate for such Eligible Mortgage Loan, as set forth on the Term Sheet for such Eligible Mortgage Loan. The Advance Rate, for purposes of this Agreement, means the ratio of the Maximum Allowed Advances to the outstanding principal amount of the Eligible Mortgage Loan. The Advance Rate will not be less than forty percent (40%), and will not exceed sixty percent (60%), of the outstanding principal amount of the Eligible Mortgage Loan, unless otherwise determined by Bank in its sole and absolute discretion.

                 2.2  Conditions   Precedent  to  Advances  and  Procedure   for
                      Obtaining Advances.

                           (a) Conditions  Precedent.  The obligation of Bank to
make any Advances is subject to the satisfaction, in the sole discretion of Bank, on or before each Funding Date, of the following conditions precedent:

                               (i)  Effective   Date.   All  of  the  conditions
precedent set forth in Section 4.1 shall have been satisfied and the Effective Date shall have occurred.

                               (ii) No Defaults.  No Default or Event of Default
shall have occurred and be continuing.

                               (iii) Accuracy of Representations and Warranties.
All representations and warranties made herein or in any other Loan Document shall be true and correct as of the date of each such Advance as if made on and as of such date.

                               (iv)  Advance   Request.   Borrower   shall  have
executed and delivered to Bank a properly completed Advance Request.

                               (v)  Collateral  Documents.  Borrower  shall have
executed and delivered to Bank the following documents (the "Collateral Documents") with respect to the Mortgage Loan that is the subject of the Advance Request, all of which shall be acceptable to Bank in its sole and absolute discretion; provided, however, that at the request of Bank, the documents listed in items (1) through (5) shall be delivered to the collection agent for the Mortgage Loan, as agent for Bank, and Borrower shall deliver to Bank copies thereof, certified by the collection agent as being true and correct and as being held in the possession of the collection agent as agent for Bank:

                                   (1) Mortgage Note. The original Mortgage Note
        evidencing the indebtedness secured by the applicable Eligible Mortgage Loan, duly executed by the mortgagor to Borrower as payee.

                                   (2)  Endorsement.  An endorsement by Borrower
        of the Mortgage Note, duly executed by Borrower, endorsed to Bank as follows:

                  PAY TO THE ORDER OF BANK ONE, ARIZONA, NA, a national banking association, WITH RECOURSE.

                                   (3) Mortgage.  The original recorded Mortgage
        securing the Mortgage Note. The Mortgage must accurately describe the Mortgage Note which it is intended to secure.

                                   (4)  Loan  Documents.  All  other  originally
        executed documents and instruments relating to the Mortgage.

                                   (5) Collection  Instructions.  The originally
        executed collection instructions relating to the Mortgage.

                                   (6) Assignment. A duly executed assignment to
        Bank of the Mortgage in the form set forth on Exhibit B. This instrument must accurately describe the Mortgage which it is intended to assign, and be otherwise satisfactory to Bank.

                                   (7)  Security  Agreement.   A  duly  executed
        Security Agreement relating to the Mortgage, the indebtedness secured thereby, and all documents and rights related to the applicable Mortgage Loan, in the form set forth on Exhibit C. This instrument must accurately describe the Mortgage and related documents and interests which it is intended to assign, and be otherwise satisfactory to Bank.

                                   (8)  Financing   Statements.   Duly  executed
        Financing Statements in the form set forth on Exhibit D relating to the Mortgage and the indebtedness secured thereby. These instruments must accurately described the Mortgage and related documents and instruments, and be otherwise satisfactory to Bank.

                                   (9)  Bank  Account.  If an  interest  reserve
        account or other pledged bank account has been provided as additional security for the Mortgage Note, duly executed signature cards, pledge agreements, and any other documents and instruments executed by such obligor, Borrower and the depository for such account as Bank may require in order to assign Borrower's interest thereunder to Bank.

                                   (10) Other  Documents.  Such other  documents
        and instruments as Bank may reasonably request.

                               (vi)  Additional  Documents.   Borrower,  at  its
expense, shall have obtained and delivered to Bank the documents listed on Exhibit E (except that the appraisal required by Paragraph 2 shall be ordered by Bank at Borrower's expense), all of which shall be in form and content satisfactory to Bank and shall be subject to approval in writing by Bank.

                               (vii)  Fee.   Bank  shall   have   received   the
Commitment Fee relating to such Advance.

                           (b)  Timing  of  Advance.  So long as all  conditions
precedent to an Advance have been satisfied, Bank will make the Advance within one (l) Business Day thereafter.

                           (c)  Single   Advance.   Upon   satisfaction  of  the
conditions set forth in Section 2.2(a), Bank will make a single Advance with respect to each Eligible Mortgage Loan that is not an A&D Loan. With respect to each A&D Loan, (i) upon satisfaction of the conditions set forth in Section 2.2(a), Bank will initially make a single Advance in the amount of the Acquisition Advances for such A&D Loan, and (ii) upon satisfaction of the conditions set forth in Section 2.2(a) and upon Bank's receipt and approval of the following documents, Bank will make a second Advance in the amount of the Development Advances for such A&D Loan:

                               (i)  Evidence   satisfactory  to  Bank  that  the
Improvements have been completed in accordance with the plans and specifications therefor.

                               (ii) Paid  invoices and full  unconditional  lien
waivers for all labor and materials relating to the construction of the Improvements.

                               (iii) An affidavit of payment of debts and claims
executed by the general contractor.

                               (iv) Evidence that any inspection required by any
state, city or other governmental authority has been completed with results satisfactory to Bank.

                               (v) The ALTA "as-built"  survey,  as described in
Paragraph 17 of Exhibit E.

                           (d)  Single  Indebtedness.  All  Advances  under this
Agreement shall constitute a single indebtedness and all of the Collateral shall be security for the Note and for the performance of all obligations of Borrower to Bank.

                  2.3 Note. Borrower's obligation to pay the principal of, and interest on, all Advances made by Bank shall be evidenced by the promissory note (the "Note") dated as of the date. The term "Note" shall include all extensions, renewals and modifications of the Note and all substitutions or replacements therefor. All terms and provisions of the Note are incorporated herein.

                  2.4 Interest.

                           (a) Interest  Rate.  Subject to the provisions in the
Note, the unpaid amount of each Advance shall bear interest from and including the applicable Funding Date until paid in full, at a floating rate of interest (computed on the basis of a 360-day year and applied to the actual number of days elapsed) which is equal to the sum of the Prime Rate plus one-half of one percent (.5%) per annum. The floating rate of interest will be adjusted as of the effective date of each change in the Prime Rate.

                           (b)  Interest  Payments.  Interest  shall be  payable
monthly in arrears, on the first (1st) day of each month, commencing with the first day of the first month following the date hereof, and on the Maturity Date.

                           (c) Late Fee.  Subject to the provisions in the Note,
Borrower shall pay to Bank a late fee ("Late Fee") of four percent (4%) of the amount of any interest payment past due in excess of fifteen (15) days.

                           (d) Default  Rate.  Subject to the  provisions in the
Note, upon and after an Event of Default hereunder, at the option of Bank, the outstanding principal amount of all Advances shall bear interest, payable on demand, at a rate per annum equal to the sum of the floating rate described in
Section 2.4(a) plus four percent (4%) (the "Default Rate"). The application of the Default Rate shall not be interpreted or deemed to extend any cure period set forth in this Agreement or otherwise to limit any of Bank's remedies under this Agreement.

                           (e) Fees and  Expenses.  In addition to all  interest
and other fees payable pursuant to the Loan Documents and this Agreement, Borrower agrees to pay:

                               (i) Commitment  Fee. A Commitment Fee of one-half
of one percent (.5%) of the Maximum Allowed Advances for each Eligible Mortgage Loan, payable upon execution of the Term Sheet for such Eligible Mortgage Loan.

                               (ii) Other Fees. All fees and expenses  described
in Article IX.

                  2.5 Principal Payments.

                           (a) Maturity Date. The outstanding  principal  amount
of all Advances and all other amounts outstanding hereunder shall be payable in full on the Maturity Date or upon the earlier expiration or termination of the Commitment.

                           (b)  Prepayment.  Borrower  shall  have the  right to
prepay the outstanding Advances in whole or in part, from time to time, without premium or penalty.

                           (c) Other Mandatory Principal Payments.  In addition,
Borrower shall be obligated to pay to Bank, without the necessity of prior demand or notice from Bank, the amount of any outstanding Advance against a specific Eligible Mortgage Loan as shown on Bank's records, upon the occurrence of any of the following events:

                               (i) Ineligible  Mortgage Loans. Any Mortgage Loan
with respect to which Bank has made an Advance ceases to comply with the provisions of this Agreement;

                               (ii)    Inaccuracy   of    Representations    and
Warranties. If any of the representations and warranties set forth in Sections 5.6, 6.7 or 3.14(c) or (d) with respect to an Eligible Mortgage Loan are untrue or incorrect in any material respect, or if any of the representations and warranties set forth in Sections 5.12 or 6.14(a) or (b) with respect to an Eligible Mortgage Loan remain untrue or incorrect in any material respect for a period of five (5) Business Days after notice thereof to Borrower;

                               (iii)  Commitment  Exceeded.   If  the  aggregate
amount of all Advances plus the aggregate principal amount committed but undisbursed under this Agreement exceeds the available Commitment; or

                               (iv)  Defaults.  Such  Eligible  Mortgage Loan is
defaulted and remains in default after expiration of any applicable cure periods for sixty (60) days.

         III.     COLLATERAL.

                  3.1 Collection Agent. Borrower will cause all Pledged Mortgages to be serviced by a collection agent approved by Bank. All original Mortgage Notes in connection with Pledged Mortgages shall be held by the collection agent as agent for Bank.

                  3.2 Payments by Obligor.

                           (a) Principal Payments. All principal amounts paid by
the obligor under the Pledged Mortgages shall be paid directly to the collection agent, and the collection agent shall promptly remit all such amounts directly to Bank, after first deducting the collection agent's reasonable and customary costs of collection, as approved by Bank. So long as no Event of Default or Unmatured Event of Default has occurred and is continuing, Bank will retain a portion of such amounts received by Bank from the collection agent with respect to a Pledged Mortgage (not to exceed the outstanding indebtedness under the Note), and shall remit the balance of such amounts to Borrower. The amount retained by Bank shall be calculated as follows:

         Amount received by Bank from collection agent multiplied by the Advance Rate for the applicable Pledged Mortgage equals the amounts retained by Bank.

If an Event of Default or Unmatured Event of Default has occurred and is continuing, Bank will have no obligation to remit any portion of such amounts to Borrower. Any amounts paid by collection agent to Bank, and retained by Bank, under this paragraph shall be applied against the outstanding indebtedness under the Note, in the manner set forth in the Note.

                           (b) Interest Payments. So long as no Event of Default
or Unmatured Event of Default has occurred and is continuing, all interest paid by the obligor under the Pledged Mortgages (including any payments disbursed from an interest reserve account or other pledged account) shall be remitted and disbursed directly to Borrower. If an Event of Default or Unmatured Event of Default has occurred and is continuing, all such interest shall be paid directly to Bank (or to the collection agent, who shall promptly remit all such amounts directly to Bank), and Bank will have no obligation to remit any portion of such amounts to Borrower. Any amounts so retained by Bank under this paragraph shall be applied against the outstanding indebtedness under the Note, in the manner set forth in the Note.

                  3.3 Release of Collateral. Provided no Event of Default has occurred and is continuing, Bank will release a Pledged Mortgage from the pledge created hereby, upon receipt by Bank of the amount advanced by Bank under this Agreement with respect to such Pledged Mortgage as shown on Bank's records. Upon payment to Bank of the applicable release price set forth in the documents related to the Pledged Mortgage and performance by the obligor of any other conditions for release, and upon request of Borrower, Bank will execute and deliver to Borrower (without recourse, representation or warranty) deeds of partial release and reconveyance, releasing from the Pledged Mortgage and reconveyance to "the person legally entitled thereto" portions of the property encumbered thereby.

                  3.4 Return of Collateral at End of Commitment. If (i) the Commitment shall have expired or been terminated and (ii) no Advances, interest or other amounts evidenced by the Note or due under this Agreement shall be outstanding and unpaid, Bank shall deliver or release all Collateral in its possession to Borrower or as directed in writing by Borrower. The receipt by Borrower of any Collateral released or delivered to Borrower pursuant to any provision of this Agreement shall be a complete and full acquittance for the Collateral so returned, and Bank shall thereafter be discharged from any liability or responsibility therefor.

                  3.5 No Duty to Protect Collateral. Bank shall have no duty to Borrower or any other Person as to the collection or protection of Collateral held hereunder or any income thereon, nor as to the preservation of any rights pertaining thereto, beyond the reasonable care and confidentiality thereof during the time the Collateral is in the actual possession of Bank. Such care and confidentiality as Bank gives to the safekeeping of its own property of like kind shall constitute reasonable care and confidentiality of Collateral when in Bank's actual possession; but Bank is not required to make presentment, demand or protest, or give notice, and need not take action to preserve any rights against prior parties, obligors, account debtors, or others, in connection with any obligation or evidence of indebtedness held as Collateral or in connection with Borrower's obligations. Notwithstanding any provision hereof or of any other document to the contrary, the transmittal and delivery of any Pledged Mortgages, Collateral Documents and other documents or instruments shall be at the sole risk and expense of Borrower and Bank shall not be liable or obligated in any respect in the event of the loss, damage, or destruction of any Collateral Documents, Pledged Mortgages and other documents or instruments or any delay in the transmission or delivery thereof.

                  3.6 Default Under Mortgage Loan. Borrower shall use best efforts to cure or caused to be cured any default under any Eligible Mortgage Loan in accordance with commercially reasonable standards. Borrower will reasonably promptly take all legal action to cause any defaults to be cured under any Eligible Mortgage Loan. Bank will reasonably cooperate with Borrower, at Borrower's expense, in the enforcement of remedies by Borrower under the Eligible Mortgage Loan.

         IV.      CONDITIONS PRECEDENT.

                  4.1 Closing. The obligation of Bank to make Advances and the other provisions of this Agreement that are binding upon Bank shall become effective upon the receipt by Bank of the following, all of which must be satisfactory in form and content to Bank, in its sole discretion:

                 (a) Note. The Note, duly executed by Borrower;

                           (b) Articles and Bylaws. Certified copies of articles
of incorporation and bylaws of Borrower, and current certificates of good standing for Borrower for Arizona and Maryland;

                           (c)  Resolutions.   A  resolution  of  the  board  of
directors of Borrower, certified as of the date thereof by its corporate secretary or assistant secretary, authorizing the execution, delivery and performance of this Agreement and the Note, as applicable, and all other instruments or documents to be delivered by Borrower pursuant to this Agreement;

                           (d)  Incumbency  Certificate.  A  certificate  of the
corporate secretary or assistant secretary of Borrower as to the incumbency and authenticity of the signatures of the officers of such corporation executing this Agreement and the Note and each Advance Request and all other instruments or documents to be delivered pursuant hereto (Bank being entitled to rely thereon until a new such certificate has been furnished to Bank);

                           (e)  Financial  Statement.  Financial  statements  of
Borrower for the period which ended on December 31, 1994 (company prepared);

                           (f) Licenses and Approvals.  Evidence satisfactory to
Bank that Borrower has all necessary licenses and approvals to conduct its business and engage in the activities contemplated hereby;

                           (g)  Opinion of  Counsel.  An  opinion of  Borrower's
counsel, from an attorney reasonably satisfactory to Bank; and

                           (h)  Indenture.  Evidence  satisfactory  to Bank that
Borrower has no liability under that Indenture dated December 1, 1992 between EMIC Finance Corporation and State Street Bank and Trust Company, as Trustee.

         V.       REPRESENTATIONS.

                  Borrower hereby represents and warrants to Bank, as of the date of this Agreement and as of the date of each Advance Request, that:

                  5.1 Organization and Good Standing. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the juris- diction of its formation or incorporation, has the full legal power and authority to own its properties and to carry on its businesses as currently conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary.

                  5.2 Authorization and Enforceability. Borrower has the power and authority to execute, deliver and perform this Agreement, the Note and all other documents contemplated hereby or thereby. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby and the borrowing hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of Borrower (none of which actions have been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law or of the articles of incorporation or bylaws of Borrower, conflict with or result in a breach of or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of Borrower, or result in or require the acceleration of any indebtedness of Borrower pursuant to, any agreement, instrument or indenture to which Borrower is a party or by which Borrower or its property may be bound or affected. This Agreement, the Note and all other documents contemplated hereby or thereby constitute legal, valid, and binding obligations of Borrower, enforceable in accordance with their respective terms.

                  5.3 Approvals. The execution and delivery of this Agreement, the Note, and all other documents contemplated hereby or thereby and the performance of Borrower's obligations hereunder and thereunder do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority.

                  5.4 Financial Condition. The financial statements of Borrower furnished to Bank are complete and accurate and fairly present the financial condition of Borrower in accordance with GAAP as of the date of such financial statements. Since the date of such financial statements, there has been no material adverse change in the financial condition of Borrower.

                  5.5 Litigation. There are no actions, claims, suits or proceedings pending, or to the knowledge of Borrower, threatened or reasonably anticipated against or affecting Borrower in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of Borrower.

                  5.6  Licenses  and  Approvals.   Borrower  has  all  necessary
licenses and approvals to conduct its business and engage in the activities contemplated hereby.

                  5.7 Compliance with Laws. Borrower is not in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of Borrower.

                  5.8 Regulation U. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advances will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by Bank, Borrower shall furnish to Bank a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U.

                  5.9 Investment Company Act. Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  5.10 Payment of Taxes. Borrower has filed or caused to be filed all federal, state and local income, excise, property and other tax returns which are required to be filed, all such returns are true and correct, and Borrower has paid or caused to be paid all taxes as shown on such returns or on any assessment, to the extent that such taxes have become due.

                  5.11 Agreements. Borrower is not a party to any agreement, instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed to Bank. Borrower is not in known default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture, which default could have a material adverse effect on the business, operations, properties or financial condition of Borrower. No holder of any indebtedness of Borrower has given notice of any asserted default thereunder, and no liquidation or dissolution of Borrower, and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to Borrower or any of its properties is pending, or to the knowledge of Borrower, threatened (excluding any such proceedings relating to defaults, by obligors under notes held by Borrower that are not pledged to Bank).

                  5.12 Special Representations Concerning Collateral. Borrower hereby represents and warrants to Bank, as of the date of this Agreement and as of the date of each Advance Request, that:

                           (a)  Ownership.  Borrower is the legal and  equitable
owner and holder, free and clear of all Liens, of the Pledged Mortgages. All Pledged Mortgages have been and will continue to be validly pledged or assigned to Bank, subject to no other Liens.

                           (b) Perfection. Bank has and will at all times have a
valid, enforceable and perfected first priority security interest in each Pledged Mortgage and all Collateral relating thereto.

                           (c)  Borrower's  Authority.  Borrower  has,  and will
continue to have, the full right, power and authority to pledge the Collateral pledged and to be pledged by it hereunder.

                           (d) Mortgage  Loans.  All Mortgage  Loans and related
documents included in the Pledged Mortgages, (i) as of any date of determination, have been duly executed and delivered by the parties thereto,
(ii) have been made in  compliance  with all  applicable  laws and  regulations,
(iii) are and will continue to be valid and enforceable in accordance with their terms, without defense or offset, (iv) have not been modified or amended nor have any requirements thereof waived, (v) comply and will continue to comply with the terms of this Agreement, (vi) except for A&D Loans, have been fully advanced by Borrower in the face amount thereof, (vii) are first Liens on the premises described therein (except for permitted encumbrances in the title policy, as approved by Bank, and (viii) are not in default beyond the time period provided in Section 2.5(c)(iv).

                           (h)  Insurance   Policies.   All  fire  and  casualty
policies covering the premises encumbered by each Mortgage included in the Pledged Mortgages (1) name and will continue to name Borrower as the insured under a standard mortgagee clause, (2) are and will continue to be in full force and effect, and (3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available.

                           (i) Flood  Insurance.  Pledged  Mortgages  secured by
premises located in a special flood hazard area are and shall continue to be covered by special flood insurance under the National Flood Insurance Program.

         VI.      AFFIRMATIVE COVENANTS.

                  Borrower agrees that so long as the Commitment is outstanding or there remain any obligations of Borrower to be paid or performed under this Agreement or under the Note, Borrower will comply with the following covenants.

                  6.1 Payment of Note. Borrower shall punctually pay or cause to be paid the principal of, interest on and all other amounts payable hereunder and under the Note in accordance with the terms thereof.

                  6.2 Financial Statements and Other Reports. Borrower shall deliver to Bank:

                           (a) Quarterly Statements.  (i) Within forty-five (45)
days after the end of each of the first three (3) fiscal quarters of each fiscal year of Borrower, consolidated financial statements of Borrower as contained in Borrower's Form 10-Q quarterly report filed with the Securities and Exchange Commission, and (ii) within sixty (60) days after the end of each of the first three (3) fiscal quarters of each fiscal year of Borrower, consolidating financial statements, which include separate financial statements of Borrower on a non-consolidated basis (parent only), all of which shall be certified by the chief financial officer or such other officer of Borrower approved by Bank and prepared in accordance with GAAP.

                           (b) Annual  Statements.  (i) Within  ninety (90) days
after the end of each fiscal year of Borrower, consolidated financial statements as contained in Borrower's Form 10-K annual report filed with the Securities and Exchange Commission, and (ii) within one hundred (100) days after the end of each fiscal year of Borrower, consolidating financial statements, which include separate financial statements of Borrower on a non-consolidated basis (parent only), all of which shall be audited by independent certified public accountants reasonably acceptable to Bank and shall include the statement of such independent accountants that such financial statements present fairly the financial position and results of operations of Borrower, and have been prepared in accordance with GAAP. Borrower's annual financial statements shall also be accompanied by Borrower's budget and business plan for the upcoming fiscal year, all in reasonable detail and containing such information as Bank may reasonably request.

                           (c) Registration Statements,  etc. Promptly after the
same become publicly available, copies of such registration statements, annual, periodic and other reports, such as proxy statements and other information, if any, as shall be filed by Borrower with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933 or the Securities Exchange Act of 1934.

                           (d) Regulatory Notices,  etc. Within thirty (30) days
after receipt thereof, copies of all notices, audits, filings, disclosures, responses, reports, orders, claims, and other information filed with or made by or from any regulatory authority (federal, state or local) having regulatory jurisdiction over any part of Borrower's business.

                           (e) Status Report. Within ten (10) days after the end
of each calendar month, a status report reflecting the condition of all Collateral, including the payments received, advances made, inspections performed, balance outstanding, releases requested, and other information required by Bank.

                           (f)  Officer's   Certificates.   Together  with  each
delivery of financial statements pursuant to Sections 6.2(a) and 6.2(b), an Officer's certificate of Borrower in the form of Exhibit F hereto.

                           (g)  Other  Information.  From  time  to  time,  with
reasonable promptness, such further information regarding the business, operations, properties or financial condition of Borrower and Mortgage Loans as Bank may reasonably request.

                  6.3 Maintenance of Existence; Conduct of Business. Borrower shall preserve and maintain its corporate existence in good standing and all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business; conduct its business in an orderly and efficient manner; and make no material and adverse change in the nature or character of its business. Borrower shall not permit Borrower's net investment in EMIC to be less than zero, as shown on Borrower's non-consolidated balance sheet, and as determined in accordance with GAAP.

                  6.4 Sale of Assets; Merger. Borrower shall not, without the consent of Bank, sell, transfer, lease, lend (except as contemplated in this Agreement) or otherwise dispose of (whether in one transaction or in a series of related transactions) all of its assets or any substantial part of its assets, and Borrower will not consolidate with or merge into any other Person without the consent of Bank, which consent may be granted or withheld in Bank's reasonable discretion.

                  6.5 Compliance with Applicable Laws. Borrower shall comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could materially adversely affect its business, operations, assets, or financial condition; Borrower shall maintain all other permits, licenses and approvals reasonably necessary or desirable for Borrower to maintain and conduct the business of Borrower.

                  6.6 Inspection of Properties and Books. Borrower shall permit authorized representatives of Bank, upon request by Bank to Borrower, to discuss the business and operations of Borrower with its officers and employees, to discuss the assets and financial condition of Borrower with its officers and employees, and to examine its books and records and make copies or extracts thereof, all at such reasonable times as Bank may request.

                  6.7      Financial Covenants.

                           (a) Net Worth  Ratio.  Borrower  shall not permit the
ratio of (i) Borrower's Debt to (ii) Borrower's Tangible Net Worth to be greater than .75:1.

                               (i) "Borrower's Debt" means,  without limitation,
(A) any indebtedness of Borrower for borrowed money, (B) all indebtedness of Borrower evidenced by bonds, debentures, notes, letters of credit, drafts or similar instruments, (C) all indebtedness of Borrower to pay the deferred purchase price of property or services received, including accounts payable and accrued expenses arising in the ordinary course of business, (D) all capitalized lease obligations of Borrower, (E) all debt of others secured by a lien on any asset of Borrower, whether or not such debt is assumed by Borrower or guaranteed by Borrower, (F) all debt of others guaranteed by Borrower, and (G) all other indebtedness that would appear as a liability upon a balance sheet of Borrower prepared in accordance with GAAP.

                               (ii) "Tangible Net Worth" means,  as of any date,
Borrower's net worth as determined in accordance with GAAP, less Intangible Assets reflected on the balance sheet of Borrower.

                               (iii)  "Intangible  Assets" means all unamortized
debt discount and expense, unamortized deferred charges, goodwill, patents, trade marks, service marks, trade names, copyrights, write-ups of assets over their carrying value, and all other items which would be treated as intangibles on the consolidated balance sheet of Borrower in accordance with GAAP. Intangible Assets shall specifically exclude any investments by Borrower in any subsidiary which are accounted for under GAAP by the so-called "equity method."

                           (b) Minimum  Tangible Net Worth.  Borrower  shall not
permit Borrower's Tangible Net Worth to be less than $14,500,000.00. For purposes hereof, Tangible Net Worth means, as of any date, Borrower's net worth as determined in accordance with GAAP, less Intangible Assets reflected on the balance sheet of Borrower.

                           (c) Liquidity.  Borrower shall maintain Liquid Assets
of not less than $2,000,000.00. For purposes hereof, Liquid Assets means cash, certificates of deposits, marketable securities of publicly traded entities, and the unadvanced principal balance under the Note to the extent not encumbered by choate liens granted to third parties to secure indebtedness or other obligations.

Borrower's compliance with the requirements in this Section 6.7 shall be measured with respect to the separate non-consolidated financial statements of Borrower (except that compliance with Paragraph 6.7(c) shall be measured with respect to consolidated financial statements of Borrower) and shall be measured quarterly (as of the end of each fiscal quarter) pursuant to the Officer's Certificates provided under Section 6.2(f).

                  6.8 Notice. Borrower shall give prompt written notice to Bank of Borrower's obtaining knowledge of (a) any action, suit or proceeding instituted by or against Borrower in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign), or any such proceedings threatened against Borrower, the outcome of which could have a material adverse effect upon Borrower's business, operations, assets or financial condition, (b) the filing, recording or assessment of any federal, state or local tax lien for delinquent taxes against Borrower or any of its assets, (c) the occurrence of any Event of Default hereunder or the occurrence of any Unmatured Event of Default, or (d) the occurrence of any material adverse change in the business, operations, assets or financial condition of Borrower.

                  6.9 Payment of Debt, Taxes, etc. Borrower shall pay and perform all obligations of Borrower promptly and in accordance with the terms thereof and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon Borrower or upon its income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof and which, in each case, may reasonably be expected to result in any material and adverse change in the business, operations, assets, or financial condition of Borrower; provided, however, that Borrower shall not be required to pay taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which Borrower shall have obtained an adequate bond or adequate insurance or Borrower shall have set aside reasonable reserves on its books or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued.

                  6.10 Payment of Expenses. Borrower hereby authorizes Bank to pay any reasonable expenses, charges and levies required to be paid hereunder (other than such expenses, charges and levies as are being contested in good faith and by proper proceedings in accordance with Section 6.9 hereof), notwithstanding that Borrower may not have requested Bank to make such payments, to the extent that if not paid such expenses, charges and levies could, in Bank's reasonable opinion, have a material and adverse affect on the Collateral or on the existence, perfection or priority of Bank's security interest therein. Bank may make such payments notwithstanding the fact that Borrower is in default under the terms of this Agreement. Such payments shall be added to the outstanding principal balance of the Note and shall be due and payable on demand. The authorization hereby granted shall be irrevocable, and no further direction or authorization from Borrower shall be necessary for Bank to make such payments.

                  6.11 Insured Closings. If available, Borrower shall obtain and maintain in effect at all times an insured closing letter from each title insurance company from which mortgagee title insurance is procured, indemnifying and holding Borrower harmless from and against the failure of the agents of such title insurance companies to comply with the written closing instructions of Borrower as to the Pledged Mortgages hereunder and will provide Bank with evidence of the same from time to time upon request. Borrower agrees to indemnify and hold harmless Bank of, from, for and against any loss, claim, or damages, including reasonable attorneys' fees and costs, attributable to the failure of such title insurance company, agent or approved attorney to comply with the disbursement or instruction letter or letters of Borrower or Bank relating to such Mortgage Loan.

                  6.12 Other Loan Obligations. Borrower shall perform all obligations under the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which Borrower is bound or to which any of its property is subject and which may reasonably be expected to result in any material and adverse change in the business, operations, assets, or financial condition of Borrower, and will promptly notify Bank in writing of the cancellation or reduction of any of its other lines of credit or agreements with any other lender.

                  6.13 Use of Proceeds of Advances. Each Advance shall be made solely for the purpose of financing the origination of Eligible Mortgage Loans, and the proceeds of each Advance shall be used by Borrower for any corporate purpose.

                  6.14     Special Covenants Concerning Collateral.

                           (a) Ownership; Perfection of Liens. Borrower warrants
and will defend the right, title and interest of Bank in and to the Pledged Mortgages against the claims and demands of all persons whomsoever and shall take all action necessary to assure that Bank has and will at all times have a valid and perfected first priority security interest in each Pledged Mortgage.

                           (b)   Financing   Statements;   Further   Assurances.
Borrower shall execute and deliver to Bank such Uniform Commercial Code financing statements with respect to the Collateral as Bank may request. Borrower also shall execute and deliver to Bank such further instruments of sale, pledge or assignment or transfer, and such powers of attorney exercisable upon the occurrence and during the continuation of an Event of Default, as reasonably required by Bank, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded Bank under this Agreement and the Security Agreements. Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Arizona, or any other applicable law, in addition to all rights provided for herein.

                           (c)  No  Amendments.  Borrower  shall  not  amend  or
modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages or any related rights except upon the written consent of Bank, such consent not to be unreasonably withheld or delayed.

                           (d) No  Sale,  Assignment  or  Encumbering.  Borrower
shall not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement), any of the Collateral or any interest therein.

                  6.15 Loan Servicing. So long as no Event of Default or Unmatured Event of Default has occurred and is continuing, Borrower shall service all Pledged Mortgages in accordance with the terms of the documents related thereto and in the exercise of reasonably prudent lending and servicing practices. Borrower shall hold any interest reserve, tax, insurance, or other impound accounts in respect of the Pledged Mortgages in trust, without commingling them with other funds, and shall apply the same for the purposes for which such funds were collected.

                  6.16 Appraisals. Borrower acknowledges that Bank as a federally regulated institution is required to meet certain regulations regarding appraisals of loans secured by real estate. Borrower agrees that it shall be Bank's agent for the purpose of ordering such appraisals and that upon request, Borrower shall make available to Bank all information regarding such appraisals, including, without limitation, identification of the appraisers, copies of all appraisals, copies of all instruction letters regarding such appraisals, and copies of all other applicable policies and procedures of Borrower related to obtaining appraisals. In the event Bank shall ever reasonably determine that appraisals obtained by Borrower are not in compliance with such regulations or Bank's internal policies, Borrower shall change Borrower's appraisal policies to Bank's reasonable satisfaction.

         VII.     DEFAULTS; REMEDIES.

                  7.1 Events of Default. The occurrence of any of the following conditions or events shall be an event of default ("Event of Default"):

                           (a) Failure to Pay.

                               (i) Failure of Borrower to pay the  principal  of
any Advance due pursuant to Section 2.5 and such failure continues for five (5) Business Days after notice to Borrower; or

                               (ii)  Failure of Borrower to pay any  installment
of interest on any Advance and such failure continues for ten (10) days after notice to Borrower (except no notice shall be required on the Maturity Date); or

                               (iii) Failure of Borrower to pay any other amount
due under this Agreement or any other Loan Document within ten (10) days after the date it is due and such failure continues for five (5) Business Days after notice to Borrower; or

                           (b) Breach of Representations and Warranties.  Any of
Borrower's representations or warranties made herein, in any other Loan Document, or in any statement or certificate at any time given by Borrower in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect on the date made or renewed; or

                           (c) Specified Defaults. Borrower shall default in the
performance of or compliance with Sections 6.4, 6.7, 6.13, or 6.14 hereof; or

                           (d) Section 5.12 Default.  Borrower  shall default in
the performance of or compliance with Section 5.12 hereof and such default shall not be cured within five (5) Business Days after notice to Borrower; or

                           (e) Other  Defaults.  Borrower  shall  default in the
performance of or compliance with any other covenant or other term contained in this Agreement or any other Loan Document and such default shall not be cured within thirty (30) days after notice by Bank to Borrower of, if such default cannot reasonably be cured within thirty (30) days, Borrower shall have failed to promptly commend curing the default or to diligently pursue curing the default thereafter, or to cure the default within sixty (60) days after notice by Bank to Borrower; or

                           (f) Insolvency,  etc. Borrower shall admit in writing
its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or Borrower shall apply for or consent to the appointment of any receiver, trustee or similar officer for Borrower or for all or substantially all of its property; or Borrower shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debts, dissolution, liquidation, or similar proceedings relating to Borrower under the laws of any jurisdiction; or

                           (g) Receivership, etc. A receiver, trustee or similar
officer shall be appointed for Borrower or for all or substantially all of its property without the application or consent of Borrower and such appointment shall continue undischarged for a period of sixty (60) days; or any bankruptcy, insolvency, reorganization, arrangements, readjustment of debt, dissolution, liquidation or similar proceedings shall be instituted (by petition, application or otherwise) against Borrower without its consent, and shall remain undismissed for a period of sixty (60) days; or

                           (h) Judgments. Any money judgment, writ or warrant of
attachment, or similar process involving in any case an amount in excess of $200,000.00 shall be entered or filed against Borrower or any of its assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed execution sale thereunder; or

                           (i) Dissolution.  Any order, judgment or decree shall
be entered against Borrower decreeing the dissolution or split up of Borrower and such order shall remain undischarged or unstayed for a period in excess of thirty (30) days; or

                           (j)  Challenge to  Borrower's  Obligations.  Borrower
shall purport to disavow its obligations hereunder or shall contest the validity or enforceability hereof; or Bank's security interest on any portion of the Collateral shall become unenforceable or otherwise impaired; or

                           (k) Other  Default.  An Event of Default  shall occur
under any other Loan Document.

                  7.2 Remedies.

                           (a) Acceleration.  Upon the occurrence of an Event of
Default, at Bank's option, the unpaid principal amount of and accrued interest on the Note shall become due and payable automatically, without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by Borrower.

                           (b) Other  Remedies.  Upon the occurrence of an Event
of Default (and in the case of subparagraph (b)(vi) below upon the occurrence of an Unmatured Event of Default), Bank may also do any of the following:

                               (i) Enforcement of Security  Interest.  Foreclose
upon or otherwise enforce its security interest in and the Lien on the Collateral to secure all payments and performance of obligations owed by Borrower under this Agreement.

                               (ii)   Notification   of  Obligors.   Notify  all
obligors of the Collateral that the Collateral has been assigned to Bank and that all payments thereon are to be made directly to Bank or such other party as may be designated by Bank; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, or by any such obligor on terms acceptable to Bank; enforce payment and prosecute any action or proceeding with respect to any and all the Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in such Collateral by any available judicial process and sell property acquired as a result of any such foreclosure.

                               (iii)  Servicing.  Act, or contract  with a third
party to act, as servicer of each item of Collateral requiring servicing, such third party's reasonable fees to be paid by Borrower.

                               (iv) Direct Action.  Proceed against  Borrower on
the Note.

                               (v)  Suspension  of  Advances.  Cease  making any
further Advances.

                               (vi) Other Commitments. Terminate any commitments
contained in any agreement between Bank and Borrower to make any further loans or advances.

                               (vii) Other Acceleration. Declare immediately due
and payable any one or more of all other debts or obligations of Borrower to Bank.

                               (viii)  Other  Remedies.  Otherwise  exercise its
rights and remedies available hereunder, under any other Loan Document, or under applicable law, except that Bank shall not have the right to offset against the Obligation any amounts held by Borrower in accounts at or with Bank that are not related to the Pledged Mortgages.

                               (ix)  Receiver.   Obtain  the  appointment  of  a
receiver of the business and assets of Borrower.

                           (c)  Waivers.  Borrower  waives  any right to require
Bank to (i) proceed against any Person, (ii) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (iii) pursue any other remedy in its power.

                           (d)  Protection  of Lien.  Bank may, but shall not be
obligated to, advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums, to the extent permitted by such Mortgage. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Bank in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, shall become a part of the principal balance outstanding under the Note and shall accrue interest at the rate or rates specified in the Note.

                           (e) No  Waivers.  No  failure  on the part of Bank to
exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by Bank of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

                  7.3 Binding Arbitration. All controversies and claims of any nature arising directly or indirectly out of any and all loan transactions between Borrower and Bank and any related agreements, instruments or documents, shall at the written request of Borrower or Bank be arbitrated pursuant to the applicable rules of the American Arbitration Association. The arbitration shall occur in the State of Arizona. Judgment upon any award rendered by the arbitrator(s) may be entered in any court having jurisdiction. The Federal Arbitration Act shall apply to the construction and interpretation of this arbitration agreement.

                           (a) Arbitration Panel. A single arbitrator shall have
the power to render a maximum award of one hundred thousand dollars. When any party files a claim in excess of this amount, the arbitration decision shall be made by the majority vote of three arbitrators. No arbitrator shall have the power to restrain any act of any party.

                           (b) Provisional Remedies, Self-Help, and Foreclosure.
No provision of this Section 7.3 shall limit the right of any party to exercise self-help remedies, to foreclose against any real or personal property collateral, or to obtain any provisional or ancillary remedies (including but not limited to injunctive relief or the appointment of a receiver) from a court of competent jurisdiction. At Bank's option, it may enforce its rights under a security agreement by private or public sale, a mortgage by judicial foreclosure, and under a deed of trust either by exercise of power of sale or by judicial foreclosure. The institution and maintenance of any remedy permitted above shall not constitute a waiver of the right to submit any controversy or claim to arbitration. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding.

         VIII.    NOTICES.

                  All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder (collectively, "Notices") shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered (i) in person, (ii) mailed, first class, return receipt requested, postage prepaid, addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a notice to the other or (iii) by telecopier to the respective parties hereto at their respective telecopier numbers hereinafter set forth or, as to any such party, at such other telecopier number as may be designated by it in a notice to the other. All Notices shall be conclusively deemed to have been properly given or made two (2) Business Days after being duly deposited in the mails, addressed as set forth below or, in the case of notices delivered personally or by telecopier, upon actual receipt thereof by the party to whom such notice is directed:

         if to Borrower:  Homeplex Mortgage Investments Corporation
                          5333 North 7th Street
                          Suite 219
                          Phoenix, Arizona 85014-2803
                          Telecopier: (602) 230-1690

         with a copy to:  Mariscal, Weeks, McIntyre & Friedlander, P.A.
                          2901 North Central Avenue, Suite 200
                          Phoenix, Arizona 85012-2705
                          Attn: Fred Fathe
                          Telecopier: (602) 279-2128

         if to Bank:      Bank One, Arizona, NA
                          Real Estate Finance Division
                          Post Office Box 29542
                          Phoenix, Arizona  85038
                          Attn:  Dept. A-383
                          Telecopier:  (602) 221-1372

         IX.      REIMBURSEMENT OF EXPENSES; INDEMNITY.

                  Borrower shall:

                           (a) pay all out-of-pocket costs and expenses of Bank,
including reasonable attorneys' fees, in connection with the negotiation, documentation, and enforcement of this Agreement, the Note, and other documents and instruments related hereto and the making and repayment of the Advances and the payment of interest thereon;

                           (b) upon demand, pay, and hold Bank and any holder of
the Note harmless of, from, for and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save Bank and the holder or holders of the Note harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes;

                           (c) upon  demand,  indemnify,  pay and hold  harmless
Bank and any of its officers, directors, employees or agents and any subsequent holder of the Note of, from, for and against any and all liabilities, obligations losses, damages, penalties, judgments, suits, costs, expenses (including reasonable attorney's fees) and disbursements of any kind whatsoever arising out of or relating to this Agreement, including without limitation,

                               (i) any suit,  claim or demand on  account of any
action or failure to act by Borrower,

                               (ii) any suit,  claim or demand  arising  from or
relating to the failure of any Mortgage Loans to be made in full compliance with all applicable laws and regulations,

                               (iii) any other claims,  defenses or offsets with
respect to any Mortgage Loans or the failure of any Mortgage Loan to otherwise comply with the provisions of this agreement, and

                               (iv) any suit, claim or demand arising out of any
actual or alleged disposal, generation, manufacture, presence, processing, production, release, storage, transportation, treatment, or use of any and all nuclear, toxic, radioactive or other hazardous waste on any property encumbered by any of the Mortgages regardless of whether intentional, negligent, or accidental.

(all of the above are collectively the "Indemnified Liabilities").

         X.       MISCELLANEOUS.

                  10.1 Terms Binding Upon Successors; Survival of Representations. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of Borrower shall survive the making of any Advance and the execution of the Note, and shall be effective so long as the Commitment is outstanding or there remains any obligation of Borrower hereunder or under the Note to be paid or performed.

                  10.2 Assignment. This Agreement may not be assigned by Borrower. This Agreement and the Note, along with Bank's security interest in any or all of the Collateral, may, at any time, be transferred or assigned, in whole or in part, by Bank, and any assignee thereof may enforce this Agreement, the Note and such interest. Bank shall use its reasonable efforts to provide Borrower with notice of any such transfer or assignment; provided, however, that Bank's failure to provide such notice shall not in any way invalidate such transfer or assignment or otherwise constitute a breach by Bank of its obligations pursuant to this Agreement, and any payments made or performance rendered by Borrower to Bank prior to Borrower's receipt of such notice shall be deemed to have been duly made or rendered under this Agreement.

                  10.3 Participation. Borrower agrees that Bank may enter into agreements with other financial institutions to participate in this credit accommodation. Borrower agrees to execute all documents and instruments reasonably requested by Bank in order to facilitate said participation. Bank shall use reasonable efforts to notify Borrower of any such participation.

                  10.4 Amendments. This Agreement may not be amended, modified or supplemented except in a writing signed by the parties hereto.

                  10.5 Governing Law. This Agreement and the Note shall be governed and construed by the laws of the State of Arizona.

                  10.6 Entire Agreement. This Agreement and the documents referred to in this Agreement represent the entire agreement between, and reflect the reasonable expectations of, Borrower and Bank with respect to the subject matter hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date set forth above.

                                   BORROWER:

                                   HOMEPLEX MORTGAGE INVESTMENTS CORPORATION, a Maryland corporation


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   BANK:

                                   BANK ONE, ARIZONA, NA, a national banking association



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                LIST OF EXHIBITS

         A        Form of Term Sheet
         B        Form of Assignment of Beneficial Interest
         C        Form of Security Agreement
         D        Form of UCC-1 Financing Statements
         E        List of Additional Documents
         F        Form of Officer's Certificate

                                   EXHIBIT A

                                   TERM SHEET

This Term Sheet is executed pursuant to that Loan Agreement between BANK ONE, ARIZONA, NA, a national banking association ("Bank") and HOMEPLEX MORTGAGE INVESTMENTS CORPORATION, a Maryland corporation ("Borrower"), dated ______________, 1995, as amended, modified, extended, renewed, restated or supplemented from time to time. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

Maker of Mortgage Note:_______________________________________________________

Amount of Mortgage Note:______________________________________________________

Interest Rate:________________________________________________________________

Payment Schedule: ____________________________________________________________

Type of Loan:     A&D Loan _____ Acquisition Loan _____

Description of Property Subject to Deed of Trust______________________________
______________________________________________________________________________

Improvements to be Constructed Under A&D Loan:________________________________
______________________________________________________________________________

Release Schedule:_____________________________________________________________

Release Price:________________________________________________________________

Maximum Allowed Advances:  $_____________________ (Acquisition Advances)
                           $_____________________ (Development Advances)
                           $_____________________ Total

Advance Rate: _________________ percent (___%)

Commitment Fee: $__________________________

Date of execution of Term Sheet:____________________________

HOMEPLEX MORTGAGE INVESTMENTS                BANK ONE, ARIZONA, NA
CORPORATION

By___________________________                By______________________________
    Its______________________                    Its_________________________

When recorded, return to:

BANK ONE, ARIZONA, NA
Post Office Box 29542
Phoenix, Arizona  85038
Real Estate Finance Division
Attention:  Dept. A-567



                                   EXHIBIT B


                    ASSIGNMENT OF BENEFICIAL INTEREST UNDER
                                 DEED OF TRUST
                           -------------------------


KNOW ALL MEN BY THESE PRESENTS:

         That HOMEPLEX MORTGAGE INVESTMENTS CORPORATION, a Maryland corporation, as Beneficiary under that Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing described below ("Assignor"), for Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does by these presents grant, bargain, sell, assign, transfer and set over unto BANK ONE, ARIZONA, NA, a national banking association, whose mailing address is Real Estate Finance Division, Post Office Box 29542, Phoenix, Arizona 85038, Attention: Dept. A-383, all of its right, title and interest as Beneficiary under that Deed of Trust made, executed and delivered by _______________________ by the use and benefit of Assignor, dated
________________,   and  recorded  on   _________________,   at  Recorder's  No.
______________, in the records of Maricopa County, Arizona;

         TOGETHER WITH the obligation therein described, all monies due and to become due thereunder, and all interest thereon, and all rights arising therefrom.

         IN WITNESS WHEREOF, these presents are executed as of the ______ day of ____________________, 19___.

                                   HOMEPLEX MORTGAGE INVESTMENTS CORPORATION, a Maryland corporation



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                                                        ASSIGNOR


STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this _____ day of _____________________, 19___, by _______________________________________, the
____________________________________________  of HOMEPLEX  MORTGAGE  INVESTMENTS
CORPORATION, a Maryland corporation, on behalf of that corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      ------------------------------------------
                                      Notary Public


My commission expires:

- ----------------------

                                   EXHIBIT C

                               SECURITY AGREEMENT


KNOW ALL MEN BY THESE PRESENTS:

         THIS SECURITY AGREEMENT is made and entered into as of the _____ day of _____________, 19___, by HOMEPLEX MORTGAGE INVESTMENTS CORPORATION, a Maryland corporation (hereinafter called "Assignor"), whose chief executive office is located at 5333 North 7th Street, Suite 219, Phoenix, Arizona 85014-2803, in favor of BANK ONE, ARIZONA, NA, a national banking association, and its successors and assigns (hereinafter called "Assignee"), whose address is Real Estate Finance Division, Post Office Box 29542, Phoenix, Arizona 85038,
Attention: Dept. A-383. Assignor does hereby grant, bargain, sell, assign, transfer, convey, mortgage and pledge to Assignee, and does hereby grant to Assignee a security interest in, all of Assignor's right, title and interest, legal and equitable, in and to the following:

                  (a) That Promissory Note dated _________________, made by _______________________________________________ (hereinafter called the
         "Obligor") payable to the order of Assignor, in the original principal amount of $_____________________, and the indebtedness and obligations evidenced thereby, all monies due and to become due thereunder, all interest thereon and all rights arising therefrom or with respect thereto (hereinafter called the "Collateral Note");

                  (b) That Deed of Trust dated  ________________________,  made,
         executed  and  delivered  by   ________________________________________
         ______________________________________________________________  for the
         use and benefit of Assignor, and recorded on __________________, at Recorder's No. _______________, in the records of Maricopa County, Arizona (hereinafter called the "Collateral Deed of Trust");

                  (c) All rights, liens and security interests existing with respect to, or as security for, the Collateral Note or any part thereof;

                  (d) All hazard and liability insurance policies, title insurance policies, (or any binders or commitments to issue any of such policies) and all condemnation proceeds and insurance proceeds with respect to or relating to the Collateral Deed of Trust;

                  (e) All insurance and guarantees with respect to the Collateral Note, or any binders or commitments or agreements to issue any such insurance or guarantees, and all insurance proceeds, with respect to Collateral Note;

                  (f) All files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other records, information, and data of Assignor relating to the Collateral Note, including all information, records, data, programs, tapes, discs and cards necessary to administer and service the Collateral Note;

                  (g) All insurance proceeds and condemnation awards which may be payable in respect of the premises encumbered by the Collateral Deed of Trust;

                  (h) All other indebtedness and obligations secured by the Collateral Deed of Trust, all monies due and to become due under the Collateral Note or the Collateral Deed of Trust, all interest thereon and all rights arising therefrom or with respect thereto, and all right, title and interest, legal and equitable, present and future, of Assignor, and its successors and assigns, in and to the real property described in the Collateral Deed of Trust;

                  [(i) _______________________  Account No. ____________________
         maintained at _____________________________________,  together with all shares, deposits, investments, proceeds and interest of every kind evidenced by such Account, and together with all sums of money now or hereafter deposited therein and all monies and claims for money now or hereinafter due or payable thereon or with respect thereto ("Account");

                  (j) describe the pledge agreement, signature card, and other information signed and/or provided by Obligor in connection with the Account]; and

                  (k) All products and proceeds of any of the foregoing

(all of the foregoing are hereinafter collectively called the "Collateral").

         FOR THE PURPOSE OF SECURING, in such order of priority as Assignee may elect:

                  (a) Payment of the sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) according to the terms of that Revolving Line of Credit Promissory Note dated ___________________, 1995, made by Assignor, payable to the order of Assignee, evidencing a revolving line of credit, all or any part of which may be advanced to Assignor, repaid by Assignor and readvanced to Assignor, from time to time, subject to the terms and conditions thereof, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "Note");

                  (b) Payment, performance and observance by Assignor of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Assignee pursuant to the terms hereof, or to preserve any right of Assignee hereunder, or to protect or preserve the Collateral or any part thereof;

                  (c) Payment, performance and observance by Assignor of each covenant, condition, provision and agreement contained in that Loan
         Agreement of even date with the Note by and between Assignor and Assignee (hereinafter called the "Loan Agreement") and in any other document or instrument related to the indebtedness hereby secured and of all monies expended or advanced by Assignee pursuant to the terms thereof or to preserve any right of Assignee thereunder;

                  (d) Payment and performance of any and all other indebtedness, obligations and liabilities of Assignor to Assignee of every kind and character, direct and indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred.

All of the indebtedness and obligations secured hereby are hereinafter collectively called the "Obligation."

PROVIDED, HOWEVER, that, if Assignor shall fully pay and perform the Obligation according to the terms thereof, then Assignee shall release its interest in the Collateral.

         1.       Assignor represents and warrants that:

                  (a) Assignor is the true and lawful owner of the Collateral and has full power, right and authority to execute and deliver this Agreement;

                  (b) The Collateral, as of the date hereof, is valid and in good and current standing, not having been altered, amended, changed, terminated or cancelled in any way by Assignor, and no breach or default exists therein or thereunder;

                  (c) The Collateral represents a bona fide, valid and legally enforceable obligation of the person or entity named therein in accordance with its terms. No payments have been made, collected or remitted under the Collateral in advance of the accrual thereof;

                  (d) No known defense, setoff, claim or counterclaim exists against Assignor that could be asserted against Assignee, whether in any proceeding to enforce Assignee's interest in the Collateral or otherwise;

                  (e) Assignor has not conveyed, transferred, or assigned the Collateral or any of its rights or interest therein and has not executed any other document or instrument that might prevent or limit Assignee from operating under the terms, conditions and provisions of this Agreement; and

                  (f) Assignor will make no other assignment of the Collateral or of any right or interest therein.

         2. Upon the execution of this Agreement, Assignor shall endorse the Collateral Note to Assignee and deliver it immediately to Assignee or Assignee's agent. If the Collateral Note is held or to be held by a collection agent or other third party, then, after the execution of this Agreement, the collection agent or other third party shall hold the Collateral Note solely for the benefit of and as agent for Assignor and Assignee; provided, however, that if an Event of Default or an Unmatured Event of Default has occurred and is continuing, the collection agent or other third party shall hold the Collateral Note solely for the benefit of and as agent for Assignee. In addition, Assignor shall assign the Collateral Deed of Trust to Assignee and Assignee may record such assignment. Assignor hereby authorizes and directs each obligor under the Collateral, on and after the date of this Agreement, (i) to remit directly to Assignee (or to a collection agent designated by Assignee) all principal and other amounts (except interest) arising out of the Collateral, and (ii) upon demand of Assignee after an Event of Default or an Unmatured Event of Default has occurred and is continuing, to remit directly to Assignee (or to a collection agent designated by Assignee) all interest payments arising out of the collateral. Assignor hereby relieves each obligor under the Collateral from any liability to Assignor by reason of the remittal of such proceeds directly to Assignee. Assignor agrees that, within two (2) business days of the receipt of such demand, it will remit to Assignee all such funds coming into its possession. If the Collateral Note is to be held by a collection agent, that collection agent is hereby instructed to remit promptly to Assignee all payments received by the collection agent, less normal and customary servicing fees. Assignee may apply all proceeds received to the payment of the Obligation, whether or not then due, in such order and manner as Assignee in its sole discretion may determine, subject to the provisions of the Loan Agreement.

         3. Assignor does hereby make, constitute and appoint Assignee, and its successors and assigns, Assignor's true and lawful attorney in fact, in Assignor's name, place and stead, or otherwise, upon the occurrence of any Event of Default or Unmatured Event of Default, as those terms are defined in the Loan Agreement, and at any time while such Event of Default or Unmatured Event of Default is continuing:

                  (a) To do all acts and to execute, acknowledge, obtain and deliver any and all instruments, documents, items or things necessary, proper or required as a term, condition or provision of the Collateral or in order to exercise any rights of Assignor under the Collateral or to receive and enforce any performance due Assignor under the Collateral;

                  (b) To give any notices, instructions, or other communications to any other parties to the Collateral or to any person or entity in connection therewith;

                  (c) To demand and receive all performances due under or with respect to the Collateral and to take all lawful ways and means for the enforcement thereof and to compromise and settle any claim or cause of action in Assignor arising from or related to the Collateral and give acquittances and other sufficient discharges relating thereto; and

                  (d) To file any claim or to take any other action or proceeding, either in its own name or in that of its nominee, or in the name of Assignor or otherwise, to enforce performances due under or related to the Collateral or to protect and preserve the right, title and interest of Assignee hereunder.

The power of attorney given herein is a power coupled with an interest and shall be irrevocable so long as any part of the Obligation remains unpaid or unperformed. Assignee shall have no obligation to exercise any of the foregoing rights and powers in any event.

         4. No change, amendment or modification shall be made to the Collateral or to the instructions of Assignor contained herein without the prior written approval of Assignee, which approval will not be unreasonably withheld or delayed.

         5. Assignor shall promptly notify Assignee after Assignor obtained knowledge of any default or breach of or under the Collateral or of any failure of performance or other condition that, after notice or lapse of time, or both, could become a default or breach under the Collateral.

         6. The occurrence of any of the following events or conditions shall constitute and is hereby defined to be an "Event of Default":

                  (a) Any Event of Default under the Loan Agreement, the Note or any other document or instrument executed or delivered in connection with the Obligation.

                  (b) Any levy or execution upon, or judicial seizure of, any portion of the Collateral or any other collateral or security for the Obligation.

                  (c) Any attachment or garnishment of, or the existence or filing of any lien or encumbrance against, any portion of the Collateral or any other collateral or security for the Obligation that is not removed and released within fifteen (15) days after its creation.

                  (d) The institution of any legal action or proceedings to enforce any lien or encumbrance upon any portion of the Collateral or any other collateral or security for the Obligation, that is not dismissed within fifteen (15) days after its institution.

                  (e) The abandonment by Assignor of all or any part of the Collateral.

                  (f) The loss, theft or destruction of, or any substantial damage to, any portion of the Collateral or any other collateral or security for the Obligation that is not adequately covered by insurance.

         7. Upon the occurrence of any Event of Default, and at any time while such Event of Default is continuing, Assignee may do one or more of the following:

                  (a) Declare the entire Obligation to be immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law.

                  (b) To the extent that the rights, title and interests covered hereby shall consist of personal property rights and interests, exercise any or all of the remedies of a secured party under the Uniform Commercial Code with respect to such personal property covered hereby. If Assignee should proceed to dispose of such personal property in accordance with the provisions of the Uniform Commercial Code, ten
         (10) days' notice by Assignee to Assignor shall be deemed to be commercially reasonable notice under any provision of the Uniform Commercial Code requiring notice.

                  (c) If applicable, commence proceedings for foreclosure of this Agreement in the manner provided by law for the foreclosure of realty mortgages.

         8. In the event proceedings are commenced for foreclosure of this Agreement in the manner provided by law for the foreclosure of realty mortgages, then at any time after the institution of such foreclosure proceedings, upon application of Assignee, a receiver may be appointed by any court of competent jurisdiction to take charge of all of Assignor's rights, title and interest assigned hereunder; to collect payments with respect to, and enforce any or all rights of security in connection with, the Collateral; and to apply the same to protect and preserve such rights, title and interest, to the payment of its own compensation and to the payment of Obligation.

         9. In addition to any remedies provided herein for an Event of Default, Assignee shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Assignee to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Assignee in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Assignee may enforce any one or more remedies or rights hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Assignee shall not thereby waive the agreement contained herein that time is of the essence, nor shall Assignee waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

         10. The proceeds of any sale or any other enforcement of Assignee's security interest in all or any part of the Collateral shall be applied by
Assignee:

                  First, to the payment of the costs and expenses of such sale or enforcement, including reasonable compensation to Assignee's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of Assignee in connection therewith;

                  Second, to the payment of any other amounts due (other than principal and interest) under the Note or this Agreement;

                  Third, to the payment of interest accrued and unpaid on the Note;

                  Fourth, to the payment of the outstanding principal balance of the Note; and

                  Finally, to the payment to Assignor or to its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

If the proceeds of any such sale are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of the Note and all other amounts due hereunder, Assignor shall remain liable for any deficiency.

         11. Assignee, by accepting this Agreement, shall not be subject to any obligation or liability under the Collateral, including, without limitation, any duty to perform any of the covenants, conditions, provisions or agreements thereof, but all such obligations and liabilities shall continue to rest upon Assignor as though this Agreement had not been made.

         12. In addition to all of its other rights hereunder, Assignee shall have the right at any time to appear in and defend and be represented by counsel of its own choice in any action or proceeding purporting to affect Assignor's rights under the Collateral or Assignee's rights under this Agreement.

         13. Assignor shall indemnify and hold Assignee harmless from any and all damages and losses arising as a result of or related to the Collateral, this Agreement or the exercise by Assignee of any of its rights under this Agreement, including, without limitation, any judgment, amounts paid in settlement, and all costs and expenses, including reasonable attorneys' fees, incurred in defending or settling any action, suit or proceeding in connection with the foregoing, but excluding any and all damages and losses arising from Assignee's gross negligence or willful malfeasance.

         14. All sums advanced or paid by Assignee under the terms hereof, all amounts paid, suffered or incurred by Assignee in exercising any authority granted herein, including reasonable attorneys' fees, and all other amounts due Assignee from Assignor in connection with this Agreement shall be added to the Obligation, shall be secured by all deeds of trust and other lien and security documents securing the Obligation, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Assignor to Assignee immediately without demand.

         15. Neither the execution and delivery of this Agreement nor any failure on the part of any obligor under the Collateral to comply with, honor, and perform in accordance with the terms thereof shall affect the liability of any party to pay and perform the Obligation.

         16. The taking of this security by Assignee shall not effect the release of any other collateral now or hereafter held by Assignee as security for the Obligation, nor shall the taking of additional security for the Obligation hereafter effect a release or termination of this instrument or any terms, conditions or provisions hereof.

         17. Assignor, upon request of Assignee, will execute and deliver such additional documents, including but not limited to financing statements, and do such other acts as may be reasonably necessary to fully implement the intent of this Agreement and to perfect and preserve the rights and interests of Assignee hereunder and the priority thereof.

         18. Time is of the essence hereof. This Agreement shall be binding upon Assignor and its successors and assigns and shall inure to the benefit of Assignee and its successors and assigns; this Agreement, however, is not intended to confer any right or remedies upon any person other than the parties hereto and their successors and assigns.

         19. Assignor shall pay all costs and expenses, including without limitation costs of Uniform Commercial Code searches, court costs and reasonable attorneys' fees, incurred by Assignee in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Assignee hereunder. All such costs and expenses shall be secured by this Agreement and by all deeds of trust and other lien and security documents securing the Obligation. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Assignee.

         20. No failure or delay on the part of Assignee in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights, powers and remedies hereunder are cumulative and may be exercised by Assignee either independently of or concurrently with any other right, power, or remedy contained herein or in any instrument executed in connection with the Obligation.

         21. At such time as Assignor is entitled to the release by Assignee of its interest in the Collateral, Assignee shall re-endorse the Collateral Note to Assignor, without recourse, and shall reassign the Collateral Deed of Trust to Assignor.

         22. By executing this Agreement, Assignor acknowledges receipt of a copy hereof. A carbon, photographic or other reproduced copy of this Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement. This Agreement shall be governed by and construed according to the laws of the State of Arizona.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                   HOMEPLEX MORTGAGE INVESTMENTS CORPORATION, a Maryland corporation



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------
                                                                        ASSIGNOR


STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this _____ day of ________________, 19___, by ____________________________________________, the
__________________________ of HOMEPLEX MORTGAGE INVESTMENTS CORPORATION, a Maryland corporation, on behalf of that corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      ------------------------------------------
                                      Notary Public

My commission expires:

- ----------------------

                       ACKNOWLEDGMENT OF COLLECTION AGENT


         The undersigned has received a copy of the foregoing Security Agreement (the "Security Agreement") and hereby acknowledges, confirms and agrees as follows:

         1. The undersigned, as collection agent, holds the original of the Collateral Note in its collection escrow no. _______________________. The
Collateral  Note is made  by  __________________________________________,  dated
_________________, and is in the original principal amount of $_____________. The unpaid principal balance of the Collateral Note, as shown in the records of the undersigned, is $_________________. The Collateral Note has been endorsed to the order of Assignee and the undersigned has provided Assignee with a true and correct copy of the Collateral Note, as endorsed.

         2. From and after the date of the Security Agreement, the undersigned shall hold the Collateral Note solely for the benefit of and as agent for Assignee and Assignor. If an Event of Default or an Unmatured Event of Default has occurred and is continuing, the undersigned shall hold the Collateral Note solely for the benefit of and as agent for Assignee.

         3. All payments or proceeds received by the undersigned under or in connection with the Collateral Note (except interest), less normal and customary servicing fees, shall be promptly remitted to Assignee. After an Event of Default or an Unmatured Event of Default has occurred and is continuing, all interest payments shall be promptly remitted to Assignee.

         4. The undersigned shall accept no modification or amendment to its collection escrow described above without the prior written consent of Assignee.

         The capitalized terms used in this Acknowledgment have the same meaning as in the Security Agreement.

         IN WITNESS WHEREOF, these presents are executed as of the _____ day of _________________, 19___.




                                      ------------------------------------------


STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this _____ day of ________________, 19___, by ____________________________________________, the
__________________________  of  _________________________________________,  a(n)
__________________ corporation, on behalf of that corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      ------------------------------------------
                                      Notary Public

My commission expires:

- ----------------------

                                   EXHIBIT D

STATE OF ARIZONA, County of ______________ ss.           )
on ________________, 19__ at _____ o'clock __.M.         )
                                                         )
I hereby certify that the within instrument was filed    )
(recorded) at the request of ________________________    )
Docket _________, Page ______, File number _________,    )
Records of this office.                                  )
                                                         )
WITNESS my hand and official seal the day and year first )
above written.  __________________ By___________________ )
                County Recorder                          ) Secretary of State
- ------------------------------------------------------------------------------

        ARIZONA UNIFORM COMMERCIAL CODE FINANCING STATEMENT--FORM UCC-1

Return copy or recorded original to:     Bank One, Arizona, NA
                                         Post Office Box 29542
                                         Phoenix, Arizona  85038
                                         Attn:  Real Estate Finance Division
                                                Department A-567
- ------------------------------------------------------------------------------

This FINANCING STATEMENT is presented for filing (recording) pursuant to the Arizona Uniform Commercial Code.
- ------------------------------------------------------------------------------

1.       Debtor(s):                      HOMEPLEX MORTGAGE INVESTEMENTS
                                         CORPORATION, a Maryland corporation
         (last name first & address)     5333 North 7th Street
                                         Suite 219
                                         Phoenix, Arizona  85014-2803

- ------------------------------------------------------------------------------

2.       Secured Party(ies):             BANK ONE, ARIZONA, NA, a national
         (and address)                   banking association
                                         Real Estate Finance Division
                                         Post Office Box 29542
                                         Phoenix, Arizona  85038
                                         Attention:  Dept. A-383
- ------------------------------------------------------------------------------

3.       Assignee of Secured Party(ies):
         (and address)


- ------------------------------------------------------------------------------

4.       Proceeds of collateral          (X) If checked, products of collateral
         are also covered.                   are also covered.
- ------------------------------------------------------------------------------

5. This Financing Statement covers the following types (or items) of property:

         See Schedule "A" attached hereto and by this reference incorporated herein.
- ------------------------------------------------------------------------------

6. If the collateral is crops, the crops are growing or to be grown on the following described real estate:



- ------------------------------------------------------------------------------

7. If the collateral is (a) goods which are or are to become fixtures; (b) timber to be cut; or (c) minerals or the like (including oil and gas), or accounts resulting from the sale thereof at the wellhead or minehead to which the security interest attaches upon extraction, the legal description of the real estate concerned is:

         See Schedule "A" attached hereto and by this reference incorporated herein as if fully set forth.

         And, this Financing Statement is to be recorded in the office where a mortgage on such real estate would be recorded. If the Debtor does not have an interest of record, the name of a record owner is:


- ------------------------------------------------------------------------------

8. This Financing Statement is signed by the Secured Party instead of the Debtor to perfect or continue perfection of a security interest in:

         ( ) collateral already subject to a security interest in another another jurisdiction when it was brought into this state.

         (  ) proceeds of collateral because of a change in type or use.

         (  ) collateral as to which the filing has lapsed or will lapse.

         (  ) collateral acquired after a change of name, identity, or corporate structure of the Debtor.
- ------------------------------------------------------------------------------

                                               Dated:  ______________________
                                    (Use
Signature(s) of Debtor(s) or      whichever    Signature of Secured Party or
Assignor                              is       Assignee
                                  applicable)

HOMEPLEX MORTGAGE INVESTMENTS                  BANK ONE, ARIZONA, NA, a national
CORPORATION, a Maryland corporation            banking association

By:____________________________                By:_____________________________
Name:__________________________                Name:___________________________
Title:_________________________                Title:__________________________

                                  SCHEDULE "A"


All of Debtor's right, title and interest, legal and equitable, in and to the following:

                  (a) That Promissory Note dated _________________, made by _____________________________________________ (hereinafter called the
         "Obligor") payable to the order of Debtor, in the original principal amount of $_____________________, and the indebtedness and obligations evidenced thereby, all monies due and to become due thereunder, all interest thereon and all rights arising therefrom or with respect thereto (hereinafter called the "Collateral Note"); and

                  (b) That  Deed of Trust  dated  _____________________________, made, executed and delivered by _____________________ ______________________________________________________________ for the
         use and benefit of Debtor, and recorded on __________________, at Recorder's No. ____________________, in the records of Maricopa County, Arizona (hereinafter called the "Collateral Deed of Trust");

                  (c) All rights, liens and security interests existing with respect to, or as security for, the Collateral Note or any part thereof;

                  (d) All hazard and liability insurance policies, title insurance policies, (or any binders or commitments to issue any of such policies) and all condemnation proceeds and insurance proceeds with respect to or relating to the Collateral Deed of Trust;

                  (e) All insurance and guarantees with respect to the Collateral Note, or any binders or commitments or agreements to issue any such insurance or guarantees, and all insurance proceeds, with respect to Collateral Note;

                  (f) All files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other records, information, and data of Debtor relating to the Collateral Note, including all information, records, data, programs, tapes, discs and cards necessary to administer and service the Collateral Note;

                  (g) All insurance proceeds and condemnation awards which may be payable in respect of the premises encumbered by the Collateral Deed of Trust;

                  (h) All other indebtedness and obligations secured by the Collateral Deed of Trust, all monies due and to become due under the Collateral Note or the Collateral Deed of Trust, all interest thereon and all rights arising therefrom or with respect thereto, and all right, title and interest, legal and equitable, present and future, of Debtor, and its successors and assigns, in and to the real property described in the Collateral Deed of Trust;

                  [(i) _______________________  Account No. ____________________
         maintained at _____________________________________,  together with all shares, deposits, investments, proceeds and interest of every kind evidenced by such Account, and together with all sums of money now or hereafter deposited therein and all monies and claims for money now or hereinafter due or payable thereon or with respect thereto ("Account");

                  (j) describe the pledge agreement, signature card, and other information signed and/or provided by Obligor in connection with the Account]; and

                  (k)      All products and proceeds of any of the foregoing.

                                  EXHIBIT "E"

                          LIST OF ADDITIONAL DOCUMENTS


1. Title Policy. An ALTA title insurance loan policy in favor of Borrower and its successors and assigns, in the amount of the original principal balance of the Mortgage Loan, with only exceptions permitted by Bank, with endorsements 3R/5, 6.1 and 8, with an endorsement naming Bank as the insured thereunder, or the unconditional commitment of the title company to issue such endorsement on recordation of the Assignment described above.

2. Appraisal. A current appraisal of the premises subject to the Mortgage and, if applicable, the Improvements, by an appraiser acceptable to Bank and showing a value for the premises and, if applicable, completed Improvements, satisfactory to Bank. Bank may require a reappraisal at Borrower's expense no more often than annually.

3. Liability Insurance. Policies of insurance evidencing personal liability and property damage liability coverages in amounts designated by Bank for each occurrence, and for injury or death of any person and for property damage that shall be in effect with respect to the obligor under the Mortgage Note, Borrower and its assigns, and the contractor (with respect to A&D Loans).

4. Casualty Insurance. Original policies of fire and extended coverage insurance on the improvements issued by insurance companies approved by Bank in an amount not less than the full insurable value on a replacement-cost basis of the insured Improvements with standard, without contribution, mortgagee's loss payable endorsements in favor of Borrower and its assigns.

5. Flood Area. Evidence whether the premises covered by the Mortgage, or any part thereof, lies within a "special flood hazard area" as designated on maps prepared by the Department of Housing and Urban Development.

6. Closing Draft. If applicable and if required by Bank, a certified copy of Borrower's draft for the funds evidenced by the Mortgage Loan.

7. Environmental. An environmental questionnaire and disclosure statement completed and signed by the obligor under the Mortgage Note covering the current and former condition and uses of the premises covered by the Mortgage and adjacent property, followed by a current preliminary environmental assessment (Phase I assessment) of such premises and adjacent property, plus any sampling and analysis (Phase II assessment) or special limited assessment that Bank may require after review of the Phase I assessment, together with any other environmental investigations and reports that Bank may require, all of which shall be by an environmental consulting firm acceptable to Bank and shall be certified by separate letter to Bank and none of which shall reveal any existing or potential environmental condition adversely affecting the use or value of such premises.

8. Zoning. Evidence that the premises covered by the Mortgage are properly zoned for the improvements located or to be located thereon and their intended use and that such zoning is final and not subject to challenge.

9. Utilities. Evidence that all utilities and services to the premises covered by the Mortgage and any improvements located or to be located thereon, including without limitation water, sewer, gas, electric and telephone, are available, or will be available as required, and will be provided in amounts that are sufficient to service future onsite improvements for their intended use.

10. Leases. Copies of all lease agreements affecting the premises covered by the Mortgage and any improvements located or to be located thereon.

11. Agreements. If required by Bank, copies of all other agreements between the obligor under the Mortgage Loan and any architects, engineers, managers or supervisors related to the construction and maintenance of the premises covered by the Mortgage and any improvements located or to be located thereon, together with written agreements by such persons or entities that they will perform for Bank the services contracted to such obligor, notwithstanding the occurrence of any default under the Mortgage Loan and any trustee's sale or foreclosure of the Mortgage (provided that such persons or entities continue to receive payments under their respective contracts), and the consent of such persons or entities to the collateral assignment to Bank of their respective contracts.

12. CC&Rs. Copies of any Declaration of Covenants, Conditions and Restrictions and related documents pertaining to the premises covered by the Mortgage and any improvements located or to be located thereon.

13. Taxes. Evidence that all taxes and assessments levied against or affecting the premises covered by the Mortgage have been paid current.

14. Partnership Documents. If required by Bank, a copy of the executed Partnership Agreement for the obligor under such Mortgage Note, together with copies of recorded/filed Certificates of Limited Partnership, recorded fictitious name certificates and such other documents as Bank may require relating to the existence and good standing of such obligor and the authority of any person executing documents on behalf of such obligor.

15. Corporate Documents. If required by Bank, a copy of the Articles of Incorporation of the obligor under the Mortgage Note and all amendments thereto, together with evidence of good standing in the state of incorporation and evidence of qualification to do business and good standing in the State of Arizona (if Arizona is not the state of incorporation), together with proper corporate resolutions and certificates and such other documents as Bank may require relating to the existence and good standing of such obligor and the authority of any person executing documents on behalf of obligor.

16. ALTA Survey. If required by Bank, with respect to loans that are not A&D Loans, an ALTA survey showing the location of all improvements upon the premises covered by the Mortgage and showing all easements and other matters affecting the site. All surveys shall be certified to Borrower and its assigns and the title company issuing the title policy required by Subparagraph 1 hereof.

17. Boundary Survey. If required by Bank, with respect to A&D Loans, a current survey of the premises covered by the Mortgage by a licensed surveyor acceptable to Bank describing the boundaries of the Real Property and showing all means of ingress and egress, rights-of-way, easements (each of which shall be identified by docket and page or recording number where recorded) and all other customary and relevant information pursuant to ALTA standards and any title company requirements. Following completion of the Improvements, Borrower shall furnish to Bank an ALTA "as built" survey showing the location of the Improvements upon the Real Property and showing all easements and other matters affecting the site. All surveys shall be certified to Borrower and its assigns and the title company issuing the title policy required by Subparagraph (1) hereof.

18. Soils. If required by Bank, a soils report, including drainage, boring and compacting data, together with such hydrology and other engineering reports that Bank may require, all of which shall be dated no earlier than sixty (60) days prior to the date of the Term Sheet for such Mortgage Loan, shall be by engineers acceptable to Bank and shall indicate that the condition of the premises subject to the Mortgage is suitable for construction of the Improvements without extraordinary land preparation. Any recommendations in the approved soils, hydrology and other engineering reports must be complied with and incorporated into the plans and specifications for the improvements to be constructed on the premises.

19.  Plans  and  Specifications.  With  respect  to A&D  Loans,  the  plans  and
specifications    for   the   improvements   to   be   constructed    thereunder
("Improvements").

20. Cost Breakdown. With respect to A&D Loans, a cost breakdown itemizing the gross costs, including direct and indirect costs, for the Improvements, certified to be correct to the best knowledge and belief of Borrower.

21. Price Contract. With respect to A&D Loans, copies of a firm and binding maximum fixed price contract for construction of the Improvements with a contractor that has been approved in writing by Bank.

22. Financial statements. If required by Bank, with respect to A&D Loans, financial statements for the general contractor covering the two-year period immediately preceding the date of this Agreement.

23. Permits. If required by Bank, with respect to A&D Loans, copies of all grading permits and all building permits issued by the municipality having jurisdiction over the premises and the Improvements and permitting construction of the Improvements in accordance with the plans and specifications therefor.

24. Contractor. If required by Bank, with respect to A&D Loans, certificate of Compliance (Good Standing) for the general contractor.

25. Job Progress Schedule. With respect to A&D Loans, a Job Progress Schedule showing the planned timing, progress of construction and completion date for the Improvements.

26. Worker's Compensation Insurance. With respect to A&D Loans, evidence of worker's compensation insurance coverages satisfactory to Bank.

27. Other Documents. Such other documents and instruments as Bank may reasonably request.

                                   EXHIBIT F

                        [FORM OF OFFICER'S CERTIFICATE]


TO:      Bank One, Arizona, NA

         Reference is hereby made to that certain Loan Agreement, dated as of _____________________, 1995 (the "Loan Agreement"), between HOMEPLEX MORTGAGE INVESTMENTS CORPORATION, a Maryland corporation ("Borrower") and BANK ONE, ARIZONA, NA ("Bank"). All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

         Based on the financial statements delivered in connection herewith, the following are the financial covenant ratios determined in accordance with
Section 6.7 of the Loan Agreement as of ________:

         1. Net Worth Requirement

            GAAP Net Worth                                         $
                                                                    ----------
            Less:  Intangible Assets                               $
                                                                    ----------
            Total Tangible Net Worth                               $
                                                                    ==========
            Minimum Tangible Net Worth Required                    $14,500,000
                                                                    ==========

         2. Leverage Ratio Requirements

            Debt                                                   $
                                                                    ----------
            Tangible Net Worth                                     $
                                                                    ==========
            Ratio of Debt to Tangible Net Worth                    $
                                                                    ----------
            Maximum Ratio Permitted                                      .75:1
                                                                         -----

         3. Liquid Assets

            Cash                                                   $
                                                                    ----------
            Certificates of Deposits                               $
                                                                    ----------
            Marketable Securities                                  $
                                                                    ----------
            Unadvanced Loan Proceeds                               $
                                                                    ----------
            Total Liquid Assets                                    $
                                                                    ----------
            Minimum Liquid Assets Required                         $2,000,000

         In connection with the Loan Agreement, the undersigned hereby certifies as follows:

         (a) The undersigned is the _____________________ of Borrower.

         (b) The undersigned has reviewed the terms of the Loan Agreement and has made, or caused to be made under the undersigned's supervision, a review in reasonable detail of the transactions and conditions of Borrower during the accounting period covered by financial statements delivered to Bank in connection with this Certificate.

         (c) Such review has not disclosed the existence, during or at the end of such accounting period, and the undersigned does not have any knowledge of the existence as of the date hereof, of any Event of Default or Unmatured Event of Default.


Date:  _______________, _______.

                                   HOMEPLEX MORTGAGE INVESTMENTS CORPORATION, a Maryland corporation



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------